Exhibit 10.20

Pursuant to Item 601 of Regulation S-K, certain information in this Exhibit 2.1 has been redacted. Information that was redacted has been noted in this document with a placeholder identified by the mark “[*****].” The Registrant believes the redacted information is both (i) not material and (ii) the type that the Registrant treats as private or confidential. If requested by the Commission or its staff, the Registrant will promptly provide on a supplemental basis an unredacted copy of the exhibit and its materiality and privacy or confidentiality analyses.

FIRST AMENDMENT TO MASTER SUPPLY AGREEMENT

This First Amendment (“Amendment”), effective as of the date last signed below (“Effective Date”), is made by and between NuSil Technology LLC (“NuSil”) and Spinal Stabilization Technologies, LLC (“Company”) (individually, a “Party” and collectively the “Parties”).

WHEREAS, the Parties entered into that certain agreement titled Master Supply Agreement effective as of January 5th, 2021 (“Agreement”); and

WHEREAS, NuSil and Company desire to and are willing to amend the Agreement with respect to certain provisions, as set forth more specifically herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1. DEFINITIONS

1.1. Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2. AMENDMENTS TO THE AGREEMENT

2.1. Appendix C – Specifications is hereby replaced in its entirety with the following:

Appendix C - SPECIFICATIONS

[*****]

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3. CONTINUING FORCE AND EFFECT

Except as specifically amended and supplemented hereby, all of the terms of the Agreement shall remain and continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Agreement to be executed in duplicate by their respective authorized representatives.

NuSil Technology LLC		Spinal Stabilization Technologies, LLC

/s/ Julie Cameron		/s/ Brian Dowling
Signature		Signature
Name:	Julie Cameron	Name:	Brian Dowling
Title:	VP Business Development and Marketing	Title:	Finance Director
Date:	February 19, 2021	Date:	19th Feb. 2021

NuSil Technology LLC – SST MSA Amendment #1	Page 2 of 2	CONFIDENTIAL